UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):     February 16, 2006

WALTER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13711	13-3429953
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 871-4811

 (Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 16, 2006, Walter Industries, Inc. (the “Company”) issued a press release filed herewith as Exhibit 99.1 announcing that it has filed a Registration Statement on Form S-3 with the Securities and Exchange Commission relating to the offer and sale of an aggregate of 2,300,000 shares of the Company’s common stock (the “Offering”), not including the underwriters’ over-allotment option. In connection with the Offering, the Company published the “Risk Factors” filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release dated February 16, 2006.
99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2006	WALTER INDUSTRIES, INC.

	By:	/s/ Victor P. Patrick
Victor P. Patrick
Sr. Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 16, 2006.

99.2	Risk Factors.